Exhibit 99.1

Bridgetown Holdings

Bridgetown Shareholders Approve Business Combination with MoneyHero Group

Singapore and Hong Kong – October 10, 2023 – Bridgetown Holdings Limited (“Bridgetown” or the “Company”) (NASDAQ: BTWN) today announced that Bridgetown shareholders overwhelmingly approved the previously announced business combination (“Business Combination”) with CompareAsia Group Capital Limited (“MoneyHero Group”), a market leading financial products platform in Greater Southeast Asia, at an extraordinary meeting of shareholders today.

Complete official results of the vote and shareholder redemption will be included in a Current Report on Form 8-K to be filed by Bridgetown with the Securities and Exchange Commission (the “SEC”).

As previously disclosed, the transaction is expected to close on October 12, 2023, subject to the satisfaction or waiver of customary closing conditions. Following the close of the business combination, MoneyHero Group’s Class A ordinary shares and public warrants are expected to begin trading on the Nasdaq Stock Market on October 13, 2023 under the ticker symbols “MNY” and “MNYWW,” respectively.

About MoneyHero Group

MoneyHero Group, formerly known as Hyphen Group or CompareAsia Group, is a market leader in the online personal finance aggregation and comparison sector in Greater Southeast Asia. The Company operates in Singapore, Hong Kong, Taiwan, the Philippines and Malaysia with respective local market brands, currently has 270 commercial partners and had 9.1 million average Monthly Unique Users during the first half of 2023.

For more information, including an Investor Presentation, please visit https://www.moneyherogroup.com/

About Bridgetown Holdings

Bridgetown Holdings Limited is a blank check company incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, with a focus on technology, financial services, or media sectors in Southeast Asia. The company is formed as a collaboration between Pacific Century Group and Thiel Capital, led by Chief Executive Officer and Chief Financial Officer, Daniel Wong, and Chairman Matt Danzeisen.

For more information, please visit https://www.bridgetownholdings.net/

Contact Information

For MoneyHero Group:

Kate Lee

ir@moneyherogroup.com

Ruby Chou

press@moneyherogroup.com

For Bridgetown Holdings

Karin Wong

+852 9755 6265

karin.wong@pcg-group.com

IMPORTANT LEGAL INFORMATION

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the United States federal securities laws with respect to the proposed Business Combination. All statements other than statements of historical fact contained in this communication, including, but not limited to, statements as to the listing of MoneyHero Limited (“PubCo”)’s securities and the estimated timing of the consummation of the proposed Business Combination, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “predicts,” “intends,” “trends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. All forward-looking statements are based upon estimates and forecasts and reflect the views, assumptions, expectations, and opinions of Bridgetown and the Company, which are all subject to change due to various factors including, without limitation, changes in general economic conditions. Any such estimates, assumptions, expectations, forecasts, views or opinions, whether or not identified in this communication, should be regarded as indicative, preliminary and for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.

The forward-looking statements contained in this document are subject to a number of factors, risks and uncertainties, some of which are not currently known to MoneyHero Group or Bridgetown. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of PubCo’s registration statement on Form F-4, the proxy statement/ prospectus therein, Bridgetown’s Quarterly Report on Form 10-Q and other documents filed by PubCo or Bridgetown from time to time with the U.S. Securities and Exchange Commission.

These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. In addition, there may be additional risks that neither Bridgetown nor MoneyHero Group presently know, or that Bridgetown or MoneyHero Group currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements reflect Bridgetown’s and MoneyHero Group’s expectations, plans, projections or forecasts of future events and view. If any of the risks materialize or Bridgetown’s or MoneyHero Group’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

Forward-looking statements speak only as of the date they are made. Bridgetown and MoneyHero Group anticipate that subsequent events and developments may cause their assessments to change. However, while PubCo, Bridgetown and MoneyHero Group may elect to update these forward-looking statements at some point in the future, PubCo, Bridgetown and MoneyHero Group specifically disclaim any obligation to do so, except as required by law. The inclusion of any statement in this document does not constitute an admission by MoneyHero Group nor Bridgetown or any other person that the events or circumstances described in such statement are material. These forward-looking statements should not be relied upon as representing Bridgetown’s or MoneyHero Group’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements. In addition, the analyses of MoneyHero Group and Bridgetown contained herein are not, and do not purport to be, appraisals of the securities, assets or business of MoneyHero Group, Bridgetown or any other entity.

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